UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2018

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Cincinnati Bell Inc. (the “Company”) on July 2, 2018 to include the historical financial statements and pro forma financial information required under Item 9.01 in connection with the Company’s acquisition of Hawaiian Telcom Holdco, Inc. (“Hawaiian Telcom”).

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Hawaiian Telcom as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015, together with the notes related thereto and the auditor's report thereon, which were included in Hawaiian Telcom's Annual Report on Form 10-K for the year ended December 31, 2017, filed on March 13, 2018, are incorporated by reference herein as Exhibit 99.1.

The unaudited condensed consolidated financial statements of Hawaiian Telcom as of March 31, 2018 and for the three months ended March 31, 2018 and 2017, together with the notes related thereto, which were included in Hawaiian Telcom's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed on May 10, 2018, are incorporated by reference herein as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017, together with the notes related thereto, is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP
Exhibit 99.1
Audited Consolidated Financial Statements of Hawaiian Telcom as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 (incorporated by reference to Hawaiian Telcom's Annual Report on Form 10-K for the year ended December 31, 2017, filed on March 13, 2018)

Exhibit 99.2
Unaudited Condensed Consolidated Financial Statements of Hawaiian Telcom as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 (incorporated by reference to Hawaiian Telcom's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed on May 10, 2018)

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the three months ended March 31, 2018 and the year ended December 31, 2017

Exhibit Index

Exhibit No.	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP
Exhibit 99.1
Audited Consolidated Financial Statements of Hawaiian Telcom as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 (incorporated by reference to Hawaiian Telcom's Annual Report on Form 10-K for the year ended December 31, 2017, filed on March 13, 2018)

Exhibit 99.2
Unaudited Condensed Consolidated Financial Statements of Hawaiian Telcom as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 (incorporated by reference to Hawaiian Telcom's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed on May 10, 2018)

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the three months ended March 31, 2018 and the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	September 17, 2018	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel